DATED 2002




                                Danepath Limited


                                     - and -


                                 RMS Titanic Inc





                                DEED OF COVENANT
                                m.v. SV EXPLORER
                             Official Number 343403



                             Andrew M. Jackson & Co.
                                   Solicitors
                                      HULL

                                    17/04/02


THIS IS AN IMPORTANT DOCUMENT. YOU SHOULD TAKE INDEPENDENT LEGAL ADVICE BEFORE SIGNING AND SIGN ONLY IF YOU WANT TO BE LEGALLY BOUND. IF YOU SIGN AND THE MORTGAGEE IS NOT PAID YOU MAY LOSE THE ASSETS(S) CHARGED.

THIS DEED OF COVENANT is made the 2nd day of April 2002

BETWEEN

(1) Danepath Limited (company number 04007562) whose registered office is situated at 194 Pontefract Road, Cudworth, Barnsley, South Yorkshire, S72 8AF (the "Mortgagor") and

(2) RMS Titanic Inc having its principal office at 3340 Peachtree Road, Suite 1225, Atlanta, Georgia, 30326 ("the Mortgagee")

BACKGROUND

(1) The Mortgagor is the sole absolute owner of sixty four (64) shares in the motor vessel "SV EXPLORER" registered under the British flag with the Registrar General of Shipping & Seamen at Cardiff with Official Number 343403 (the "Ship") which expression means the motor vessel "SV EXPLORER" and includes any share or interest therein, and the engines, machinery, boats, tackle, outfits, gear, instruments, parts, spare parts, fuel, consumable and other stores, belongings, appurtenances, accessories, furnishings, and all other equipment of whatever kind, whether onboard or ashore or elsewhere, whether now belonging to the Ship or hereafter acquired and all additions, improvements or replacements thereto

(2) The Ship is at the date hereof free of all mortgages, pledges or encumbrances of any kind

(3) The Mortgagor with others has entered into the Agreement and furthermore has agreed to enter into this Deed and the Mortgage to secure the obligations of Argosy International Limited to the Mortgagee pursuant to the terms of the Agreement

(4) This Deed is supplemental to and bears the same date as a Statutory Mortgage ("the Mortgage") executed by the Mortgagor in favour of the Mortgagee and constituting a first priority mortgage over sixty four/sixty fourth shares in the Ship

NOW THIS DEED WITNESSETH  as follows:-
------------------------
1.       DEFINITIONS AND CONSTRUCTION
1.1.     Definitions
"Act" means the Merchant Shipping Act 1995 and the Regulations made thereunder or any addition, modification, re-enactment or consolidation of all or any of them from time to time "Earnings" means all freight, hire, passage monies, passenger fares, demurrage, despatch and detention monies, compensation payable in the event of requisition of the Ship for hire, remuneration for salvage or towage services and any other earnings whatsoever due or to become due to the Mortgagor during the security period

"Insurances" means all contracts and policies of insurance from time to time effected or maintained in respect of the Ship and her earnings, or otherwise howsoever in connection with the Ship including all entries in any mutual assurance association of whatsoever nature "Agreement" means the Agreement of even date herewith entered into by the Mortgagor and the Mortgagee and Graham Jessop and Argosy International Limited a true copy of which is attached hereto at Annex I

"Mortgaged Property" means the Ship, the Earnings, the Insurances any Requisition Compensation and all other rights, assets, interests or property from time to time mortgaged, charged or assigned to the Mortgagee pursuant to clause 3, including each and every part thereof

"Outstanding Indebtedness" means the aggregate of all money owing and other outstanding liabilities and obligations due from time to time by the Mortgagor to the Mortgagee under the Security Documents

"Security  Documents"  means  the  Agreement,   this  Deed,  the  Mortgage,  the
Assignment of Earnings and Insurances and any other documents as may be executed to secure the Outstanding Indebtedness

"Security Period" means the period commencing at the date hereof and terminating upon full and final settlement of the Outstanding Indebtedness

"Total Loss" means:-

(i)  actual, constructive, compromised or arranged total loss of the Ship

(ii) requisition of title or other compulsory acquisition of the Ship

(iii)hijack,  theft,  capture,   seizure,   arrest,   detention,   condemnation,
     confiscation or loss of possession of the Ship unless the Ship be released and returned within 30 days

1.2.     Construction
         ------------
In this Deed and the Schedules hereto, unless the context otherwise requires:-

(a)  references  to  the  Mortgagor  and  the  Mortgagee   shall  include  their
     respective successors or assigns;

(b)  references to the singular shall include the plural and vice versa;

(c) references to the masculine shall include the feminine and neuter and vice versa;

(d)  references  to  persons   include  any  individual  or  body  corporate  or
     unincorporate,   partnership,   states,   governmental  and  administrative
     entities, whether or not a separate legal entity;

(e) references to schedules, clauses, sub-clauses, paragraphs, sub-paragraphs are to the schedules, clauses, sub-clauses, paragraphs, sub-paragraphs of this Deed;

(f) the index and marginal headings are for ease of reference only and are not to be used in the construction of this Deed;

(g) references to any statute, law, decree, or regulation shall be deemed to include references to any re-enactment, extension or amendment thereof from time to time;

(h) references to any document including this Deed shall be deemed to include references to any replacement, variation or supplement thereof from time to time

2.       REPAYMENT AND INTEREST

The Mortgagor hereby covenants with the Mortgagee that the Mortgagor will pay to the Mortgagee on demand all moneys and other liabilities whether present, future, actual and/or contingent in whatever currency denominated now or hereafter due or owing to the Mortgagee as a result of the obligations referred to in the Mortgage and/or due from or incurred by the Mortgagor to the Mortgagee under the Agreement including (but without prejudice to the generality of the foregoing) all costs, charges, expenses and losses which the Mortgagee may pay or incur in the negotiation, preparation and execution of the Mortgage and this Deed or in discharging any stamp duties or registration fees payable thereon or in protecting, maintaining or enforcing the security created by or otherwise exercising the powers vested in it under the Mortgage and this Deed (to the intent that the Mortgagee shall be afforded a full complete and unlimited indemnity in respect thereof notwithstanding any rule of law or equity to the contrary) and whether arising directly or indirectly in respect of the security created by the Mortgage and this Deed or of any other security held by the Mortgagee for the moneys and liabilities described in this Clause

MORTGAGE AND ASSIGNMENT OF MORTGAGED PROPERTY

2.1. As security for payment of the moneys and liabilities described in Clause 2 hereof the Mortgagor with full title guarantee hereby mortgages and charges to and in favour of the Mortgagee by way of further assurance all its rights, title and interest present and future in and to the Mortgaged Property and, without prejudice to the generality of the foregoing, hereby assigns and agrees to assign to the Mortgagee all its rights, title and interest in and to the Earnings, the Insurances and any Requisition Compensation, and all its benefits and interests present and future therein PROVIDED however that:-

(a) the Earnings shall be payable to the Mortgagor until such time as the Mortgagee shall direct to the contrary whereupon the Mortgagor shall forthwith, and the Mortgagee may at any time thereafter, instruct the persons from whom the Earnings are then payable to pay the same to the Mortgagee or as it may direct and any Earnings then in the hands of the Mortgagor's brokers or other agents shall be deemed to have been received by them for the use and on behalf of the Mortgagee;

(b) unless and until any event specified in Clause 9 hereof shall occur (whereupon all insurance recoveries shall be receivable by the Mortgagee and applied in accordance with Clause 12):

     (i) any moneys payable under the Insurances shall be payable in accordance with the terms of the relevant Loss Payable Clause and the Mortgagee will not in the meantime give any notification to the contrary to the insurers as contemplated by the Loss Payable Clause;

     (ii) any insurance moneys received by the Mortgagee in respect of any major casualty (as specified in the relevant Loss Payable Clause) shall be paid over to the Mortgagor upon the Mortgagor furnishing evidence satisfactory to the Mortgagee that all loss and damage resulting from such casualty has been properly made good and repaired, and that all repair accounts and other liabilities whatsoever in connection with the casualty have been fully paid and discharged by the Mortgagor PROVIDED ALWAYS however that the insurers with whom the fire and usual marine risks insurances are effected may, in the case of a major casualty, and with the previous consent in writing of the Mortgagee, make payment on account of repairs in the course of being effected; and

(c) upon payment and discharge in full to the satisfaction of the Mortgagee of the Outstanding Indebtedness the Mortgagee shall, at the request and cost of the Mortgagor, re-assign the Earnings, the Insurances and any Requisition Compensation to the Mortgagor or as it may direct

3.       CONTINUING SECURITY etc

IT IS HEREBY AGREED AND DECLARED  that:-

3.1. the security created by the Mortgage and by this Deed shall be a continuing security in the hands of the Mortgagee and shall not be satisfied by an intermediate payment or satisfaction of any part of the amount secured or discharge of the Mortgage and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by the Mortgagee, by whomsoever granted, for all or part of the amount secured and that every power and remedy given to the Mortgagee hereunder shall be in addition to and not in limitation of any and every other power or remedy vested in the Mortgagee and that all the powers and remedies so vested in the Mortgagee may be exercised from time to time and as often and in such manner as the Mortgagee shall in its absolute discretion deem expedient

3.2. no failure or delay on the part of the Mortgagee to exercise any right, power or remedy vested in it under the Security Documents or any of them shall operate as a waiver thereof, nor shall any single or partial exercise by the Mortgagee of any right, power or remedy nor the continuance, abandonment or adverse determination of any proceedings taken by the Mortgagee to enforce any right, power or remedy preclude any other or further exercise thereof or proceedings to enforce the same or the exercise of any other right, power or remedy nor shall the giving by the Mortgagee of any consent to any act which by the terms of this Deed requires such consent prejudice the right of the Mortgagee to withhold or give consent to the doing of any other similar act. The remedies provided in the Security Documents are cumulative and are not exclusive of any remedies provided by law

4.  CONSOLIDATION

The provisions of Sections 93 and 103 of the Law of Property Act 1925 and any re-enactment thereof shall not apply and the Mortgagee shall have the right to consolidate

5. RULE IN CLAYTON'S CASE

Upon discovering that the Mortgagor has encumbered or disposed of the Mortgaged Property or any part thereof or any interest therein the Mortgagee shall be entitled to rule off the Mortgagor's liabilities and to open a new account or accounts for the Mortgagor and no amount credited to the Mortgagor in any such new account shall be appropriated towards or have the effect of discharging any part of the liabilities due to the Mortgagee incurred prior to such ruling off

6. MORTGAGOR'S  COVENANTS

THE MORTGAGOR FURTHER COVENANTS with the MORTGAGEE and UNDERTAKES as follows:-

(a) Ship's Name and  Registration

To keep the Ship registered as a British ship in the United Kingdom under the Act in the name of the Mortgagor and not do or suffer to be done anything, or omit to do anything the doing or omission of which could or might result in the Ship being required to be registered otherwise than as a British ship in the United Kingdom and not to do or suffer to be done anything, or omit to do anything, the doing or omission of which could or might result in such registration under the Act being forfeited, terminated or imperilled and not to register the Ship or permit its registration under any other name flag or at any other port without the prior written consent of the Mortgagee and to procure the renewal of such registration of the Ship as a British ship with full registration at least one month before the same shall expire and to procure that at all times the Ship is managed, and its operations are directed and controlled, from within the United Kingdom;

(b) Condition

  To keep the Ship at all times in a good and seaworthy state of repair and in all respects in good operating condition, and to maintain, service, repair and overhaul the Ship and make such alterations, modifications and improvements as may be required so as to maintain her present class and so as to comply with the provisions of the Act and the Regulations made thereunder and all other regulations and requirements (statutory or otherwise) from time to time applicable to the Ship under English law or of any other jurisdiction into which the Ship may come and not without the prior written consent of the Mortgagee to install on the Ship any equipment owned by a third party which cannot be removed without causing material damage in the structure or fabric of the Ship and so as not to diminish the value of the Ship other than in the normal course of operation and not to alter or allow to be altered the structure, type or performance characteristics of the Ship

(c)  Insurance

(i) To insure and keep the Ship and her earnings insured at all times to the extent of no less than her full market value against fire and usual marine risks (including excess risks) war risks and protection and indemnity risks in such amounts upon such terms with such Insurance Companies, Underwriters, War Risks and/or other Mutual Insurance Associations and through such Brokers as the Mortgagee shall from time to time approve in writing, such approval not to be unreasonably withheld or delayed

(ii) To enter and keep the Ship at all times entered in respect of her full value and tonnage in a Protection and Indemnity Association in the United Kingdom or elsewhere as the Mortgagee shall approve for all risks and liabilities for the time being usually covered therein and to arrange for guarantees (if required) to be given to the satisfaction of the Mortgagee by such Association

(iii)To take steps to renew all such insurances on the due date at least 14 days before the expiry of cover and to procure that the brokers shall promptly confirm in writing to the Mortgagee as and when such renewal is effected

(iv) Punctually to pay all premiums, calls, contributions or other sums payable in respect of such insurances and if so required by the Mortgagee, to produce all receipts in respect thereof

(v) To arrange for the execution of such guarantees or other documents as may from time to time be required by any underwriters or insurers for or for the continuance of cover

(vi) To procure that the interest of the Mortgagee shall be duly endorsed or noted upon all slips, cover notes, policies, certificates of entry or other instruments of insurance issued in connection with such insurances or entry and that each and every policy covered by these provisions shall contain or have attached thereto a Loss Payable Clause and/or a Notice of Assignment in such form as shall from time to time be approved by the Mortgagee

(vii)To procure that the protection and indemnity and/or war risk insurers shall (if so required by the Mortgagee) provide to the Mortgagee a letter or letters of undertaking in such form as may be required by the Mortgagee

(viii) If so requested by the Mortgagee, but at the cost of the Mortgagor, to furnish the Mortgagee from time to time with a detailed report signed by an independent firm of marine insurance brokers appointed by the Mortgagee dealing with the insurances maintained on the Ship and stating the opinion of such firm as to the adequacy thereof

(ix) Not to employ the Ship or suffer the Ship to the employed otherwise than in conformity with the terms of the instruments of insurance (including any express or implied warranties therein) nor do or fail to do anything in connection with the Ship whereby cover may be withdrawn, cancelled, imperilled or prejudiced in any way whatsoever unless the consent of the insurer has first been obtained and any requirements as to extra premium or otherwise as the insurers may require have been complied with

(x) To apply all such sums as are paid to the Mortgagor in accordance with the provisions of the Mortgage and of this Deed for the purpose of making good the loss and fully repairing all damage in respect of which such sums have been received

(d)  Surveys

To submit the Ship to continuous surveys and such periodical or other surveys as may be required for classification or other purposes to enable the Ship to operate as a British ship and to supply to the Mortgagee copies of all survey reports issued in respect thereof

(e) Inspection

To permit the Mortgagee or by surveyors or other persons appointed by it to board the Ship at all reasonable times for the purpose of inspecting the condition thereof or for satisfying themselves as regards proposed or executed repairs and to afford all necessary and proper facilities for such inspections provided that such persons go aboard the Ship at their own risk

(f)  Debts etc

Punctually to pay and discharge all debts, damages, and liabilities whatsoever which the Mortgagor shall have been called upon to pay, discharge or secure which have given or may give rise to liens on or claims enforceable against the Mortgaged Property or any part thereof and in the event of the arrest or detention of the Mortgaged Property or any part thereof whether by legal process or in exercise or purported exercise of any such lien or claim to procure the release of the same forthwith upon receiving notice of such arrest or detention

(g)  Information

Promptly to furnish the Mortgagee as and when requested with any information whatsoever regarding the Mortgaged Property or any part thereof as the Mortgagee shall request and to keep proper books of account in respect of the Ship which shall be available for inspection by the Mortgagee at all reasonable times and in any event to submit annually to the Mortgagee not later than four months after the end of the fiscal year of the Mortgagor the balance sheet and the profit and loss account of the Mortgagor

(h)  Notification

To notify the Mortgagee forthwith of the following:-

(i) any damage to the Ship involving repairs the cost of which will or is likely to exceed 10% of the insured value of the Ship or the equivalent in any other currency;

(ii) any occurrence in consequence whereof the Ship has become or is likely to become a total loss;

(iii)any requirement or recommendation made by any insurer, classification society or authority which is not complied with within any time limit specified therefor;

(iv) any arrest or detention of the Mortgaged Property or any part thereof or the exercise or purported exercise of any lien thereon;

(v)  the happening of any of the events of default set out in clause 9 hereof

(i)  Outgoings

Promptly to pay all tolls dues and other outgoings whatsoever in respect of the Ship and to keep proper books of account in respect of the Ship and the earnings thereof and when requested by the Mortgagee to furnish satisfactory evidence that the earnings, allotments, insurance and pension contributions in respect of the master and crew have been paid and, are being paid regularly and that they have no claims for earnings beyond the ordinary arrears and that the master has no claim for disbursements other than those incurred by him in the ordinary course of trading on the voyage then in progress

(j) Bank's expenses in protecting security

To pay to the Mortgagee on demand all monies whatsoever which the Mortgagee shall expend, be put to or become liable for in or about the protection, maintenance or enforcement of the security hereby created or in or about the exercise by the Mortgagee of any of the powers vested in it and to pay interest thereon from the date such expense or liability was incurred until the date of payment at the default rate before and after judgment

(k) Bank's legal expenses

To pay on demand all the Mortgagee's legal costs, expenses and disbursements of whatsoever nature and any other charges incurred by the Mortgagee in connection with the preparation, completion and registration of the Security Documents

(l) Employment

Not to employ the Ship or suffer her employment in any trade or business or for any purpose which is not covered by the insurances or which is forbidden by any applicable law or is otherwise illicit or in carrying illicit or prohibited goods or in any manner whatsoever as may render her or them liable to condemnation in a Prize Court or to destruction, seizure or confiscation or which is contrary to any insurance which is taken out in respect of her or them and not to employ the Ship or suffer her employment in any purpose for which she was not designed or is not reasonably suited nor to permit the Ship to be overloaded or used in contravention of any regulation or requirement (statutory or otherwise) from time to time applicable

(m) Not to encumber

Not without the prior written consent of the Mortgagee to mortgage, charge or otherwise assign the Mortgaged Property or to suffer the creation of any such mortgage, charge or assignment to or in favour of any person other than the Mortgagee

(n) Not to sell

Not without the prior written consent of the Mortgagee to sell, transfer or otherwise dispose of the Mortgaged Property or any part thereof or agree to purport to do any such thing

(o) Chartering

Not without the prior written consent of the Mortgagee to let the Ship on charter for any period

(p) Sharing of Earnings

Not without the prior written consent of the Mortgagee to enter into any agreement or arrangement whereby the earnings of the Ship may be shared with any other person

(q) Repairer's Liens

Not without the prior written consent of the Mortgagee to put the Ship into the possession of any person for the purpose of work being carried out in an amount which exceeds or which is likely to exceed 10% of the insured value of the Ship unless such person shall have first provided to the Mortgagee a written undertaking, in a form satisfactory to the Mortgagee, not to exercise any lien in respect of such work

(r) Managers

Not without the prior written consent of the Mortgagee to appoint a manager of the Ship

(s) No Representations

Not to represent that the Mortgagee is in any way concerned in the operation of the Ship the carriage of passengers or goods therein, or any other use to which the Ship may be put and not to pledge the credit of the Mortgagee for any purpose whatsoever

(t) Corporate Authorities

It has and will at all times have the necessary power to enter into and perform its obligations under this Deed, and that all necessary authorizations and consents to enable it to enter into this Deed have been obtained and will remain in full force and effect during the subsistence of the security created by this Deed that the Charge hereby constituted does not contravene any of the provisions of its Memorandum and Articles of Association

(u) Memorandum and Articles of Association

Not without the written consent of the Mortgagee to alter or amend the Memorandum and Articles of Association of the Mortgagor

(v) Transfer of Shares

Not without the written consent of the Mortgagee to consent to or register transfer of any shareholdings in the Mortgagor

(w) Documentation

To keep a certified copy of this Deed and of the Mortgage on board the Ship and to bring the contents thereof to the notice of the Master for the time being of the Ship and to all parties who may have an interest with regard to the Ship, her crew or cargo

(x) Conveyance on Default

Where the Ship is (or is to be) sold pursuant to any power conferred by this Deed to execute such form of Bill of Sale, or document of transfer as the Mortgagee may require

7. MORTGAGEES POWER TO PROTECT SECURITY

7.1. Without prejudice to any other rights or powers vested in it, the Mortgagee shall be entitled (but not bound) at any time (whether before or after it has demanded payment of any of the Outstanding Indebtedness) and as often as it may deem necessary, to take such action as it shall in its absolute discretion think fit for the purpose of protecting the security created by the Security Documents and each and every expense, cost, payment, disbursement, loss, damage or liability incurred by the Mortgagee in or about taking or attempting to take such action shall be repayable by the Mortgagor on demand together with interest at the default or judicial rate from the date the same was incurred until payment before and after judgment

7.2. Without prejudice to the generality of the foregoing:-

     8.2.1In the event of non-compliance with the provisions of clause 7(c) hereof, or any part thereof, the Mortgagee shall be at liberty to effect and thereafter to maintain all such insurances as in its absolute discretion it shall think fit

     8.2.2In the event of non-compliance  with any other provision the Mortgagee shall be at liberty to make such payments or to arrange for the carrying out of such work or to take any such measures as it shall in its absolute discretion deem expedient or necessary including direction to the Ship (at the Mortgagor's risk) to remain in, or to proceed to and remain in a port designated by the Mortgagee

8. EVENTS OF DEFAULT

Upon the happening of any of the following events the Outstanding Indebtedness shall become immediately repayable to the Mortgagee without further demand and the Mortgagee shall be entitled without notice to the Mortgagor to exercise all or any of the powers vested in it:-

(a) Failure to pay sum

The Mortgagor fails to pay any sum of money payable under the Security Documents on the date specified for payment thereof, or, only in the case of sums payable on demand when first demanded

(b) Failure to perform or observe covenant

The Mortgagor does not perform or observe any of the covenants or obligations contained in the Security Documents

(c) Insolvency

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

(i) A Petition is filed or an Order is made or an effective resolution is passed for the winding up of the Mortgagor in any jurisdiction whatsoever (otherwise than for the purpose of any reconstruction or amalgamation as shall have previously been approved in writing by the Mortgagee) or an Administrator, Administrative Receiver or a Receiver is appointed over the undertaking or property of the Mortgagor or the Mortgagor suspends payment or ceases to carry on its business or makes special arrangements or composition with its creditors or an effective resolution is passed (except with the Mortgagee's prior written consent) for the reduction in the issued share capital of the Mortgagor or

(ii) A Petition is filed or an Order is made for the sequestering of the Mortgagor or a Judicial Factor is appointed to administer any of its undertakings or property or becomes apparently insolvent or signs a Trust Deed for the benefit of its creditors or if it suspends payment or ceases to carry on business or makes any special arrangement or composition with its creditors

(d)  Total loss

The Ship becomes a Total Loss

(e)  Failure to pay earnings

Any earnings are paid otherwise than in accordance with the directions of the Mortgagee

(f)  Impossibility or illegality

If it becomes impossible or unlawful for the Mortgagor to perform or observe any of the covenants or obligations contained in the Security Documents or for the Mortgagee to exercise any of the rights or powers vested in it

(g)  Imperilling of security

Anything is done or suffered to be done by the Mortgagor, whether in connection with the Mortgaged Property or otherwise, which in the opinion of the Mortgagee may imperil the security created by the Security Documents

9.  MORTGAGEE'S  POWERS UPON DEFAULT

Upon the happening of any of the events of default specified in clause 9 hereof, the Mortgagee shall become entitled forthwith to exercise all or any of the powers vested in it and in particular:-

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

(a)  Possession

To take possession of the Mortgaged Property

(b)  Insurances

To require that all policies, contracts and all other documents whatsoever relating to the insurances or outstanding claims thereunder be forthwith delivered to the Mortgagee or as it shall direct and to collect, recover, compromise and give a good discharge in respect of all claims outstanding or arising under the insurances and to take over or to institute (if necessary in the name of the Mortgagee) all proceedings in connection therewith as the Mortgagee shall in its absolute discretion think fit

(c) Discharge claims etc

To discharge, compound, release or compromise claims against the Mortgagor in respect of the Mortgaged Property or any part thereof which have given or which may give rise to any charge or lien on the Mortgaged Property or which are or may be enforceable by proceedings against the Mortgaged Property or any part thereof

(d) To Manage

To manage, insure, maintain, repair, employ or lay up the Ship in such manner and for such period as the Mortgagee shall in its absolute discretion think fit and to do all acts and things incidental or conducive thereto as if the Mortgagee were the owner of the Ship without being responsible for any loss incurred thereby and to recover losses thereby incurred from the Mortgagor upon demand together with interest thereon at the default rate from the date when such losses were incurred to the date of payment before and after judgment

(e) Sale

To sell, scrap, decommission or otherwise dispose of the Ship without prior notice to the Mortgagor and with or without the benefit of any contract entered into in connection with the Ship in such manner and for such consideration and upon such terms as the Mortgagee in its absolute discretion shall think fit with power to postpone any such sale and without being answerable for any loss occasioned by such sale or resulting from the postponement thereof

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

(f)  Expenses incurred in exercise of powers

To recover from the Mortgagor upon demand all expenses payments disbursements whatsoever incurred by the Mortgagee in or about or incidental to the exercise of any of the powers vested in it together with interest thereon at the default or judicial rate from the date when the same were incurred until the date of payment before and after judgment PROVIDED ALWAYS that upon any sale of the Mortgaged Property or any part thereof the purchaser shall not be bound to see or enquire whether the power of sale has arisen and the sale shall be deemed to be within the power of the Mortgagee and the Mortgagee's receipt for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor

(g)  Appointment of Receiver

At any time after the Outstanding Indebtedness shall have become due and payable as aforesaid the Mortgagee shall have power in writing to appoint any person or persons to be a receiver or receivers ("the Receiver") of the Mortgaged Property charged by this Deed and to fix his remuneration and may remove any such Receiver and appoint another in his place. A Receiver so appointed shall be deemed to be the agent of the Mortgagor and the Mortgagor shall be solely responsible for his acts defaults and remuneration and a Receiver shall have the same powers as are conferred upon the Mortgagee by this clause 10 and the power to take any indemnity from the Mortgagor from and against all actions claims expenses demands and liabilities (whether arising out of contract or of tort or in any other way whatever) incurred for anything done or omitted to be done in the exercise or purported exercise of his powers under this Deed

10.  PROTECTION OF PURCHASERS

No person dealing with the Mortgagee or with any Receiver appointed by the Mortgagee hereunder shall be concerned to see or to enquire whether the power which the Mortgagee or Receiver is purporting to exercise has arisen or has become exercisable or whether any money remains due on the security created hereby or otherwise as to the propriety or regularity of any sale or other dealing by the Mortgagee or Receiver with the Mortgaged Property or any part thereof and all the protection afforded to purchasers by Sections 104 and 107 of the Law of Property Act 1925 shall apply to any such person dealing with the Mortgagee or such Receiver

11.  APPLICATION OF PROCEEDS OF SALE ETC

All monies arising from the sale or realisation of the Mortgaged Property and all monies received by the Mortgagee or by any Receiver appointed hereunder shall be applied as follows:

FIRST in or towards payment of all costs and expenses and disbursements (including legal fees) of whatsoever nature incurred in connection with such sale or realisation

SECONDLY in or towards payment of the balance of the moneys and liabilities set out in Clause 2 hereof

THIRDLY the balance (if any) to the Mortgagor or other person entitled thereto

12.  CURRENCY CONVERSION

If at any time the Mortgagee and/or its Receiver receives any moneys (including any moneys received as a result of the enforcement of the security created by the Mortgage and this Deed or in the exercise of any of the Mortgagee's and/or its Receiver' rights under this Deed) in a currency other than the currency in which the Outstanding Indebtedness is from time to time denominated then the Mortgagee and/or its Receiver may (in accordance with the Mortgagee's usual procedures and practice and after deduction of the costs, commission and expenses incurred in undertaking such a transaction) convert those moneys so received into the currency in which the moneys and liabilities described in Clause 2 hereof are so denominated.

13.  DELAY AND INDULGENCE

No delay or omission of the Mortgagee to exercise any right or power vested in it shall impair such right or power to be construed as a waiver of or acquiescence in any default of the Mortgagor and in the event of the Mortgagee at any time agreeing to waive any such right or power such waiver shall be revocable by the Mortgagee at any time and the right or power shall thenceforth be exercisable again as if there had never been such waiver

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

14.  DELEGATION

The Mortgagee shall be entitled at any time and as often as it may in its absolute discretion deem expedient to delegate all or any of the powers and discretions vested in it in such manner and upon such terms and to such persons as it may in its absolute discretion think fit

15.  INDEMNITY

The Mortgagor hereby agrees and undertakes to indemnify the Mortgagee against all obligations and liabilities whatsoever arising which the Mortgagee may incur in connection with the Mortgaged Property or otherwise howsoever in relation to or in connection with the Mortgage and this Deed

16.  POWER OF ATTORNEY

The Mortgagor hereby irrevocably appoints the Mortgagee as its attorney for the duration of the security period for the purposes of doing in its name all acts which the Mortgagor could do in relation to the Mortgaged Property including the execution of any documents relating to the sale of the Ship or any share therein which the Mortgagee may consider expedient in the exercise of any of its powers under the terms of this Agreement PROVIDED that such power shall not be exercisable until the Outstanding Indebtedness becomes repayable. As regards any person dealing with the Mortgagee, the exercise of the power by or on behalf of the Mortgagee shall be conclusive evidence of its right to exercise the same and such person shall not be put on enquiry as to whether the Outstanding
Indebtedness has become repayable nor shall any such person be affected by notice that the Outstanding Indebtedness has not become repayable

17.  FURTHER ASSURANCES

 The Mortgagor hereby undertakes at its own expense to execute, sign, perfect, do and (if required) register every such further assurance, document, act, or thing as in the opinion of the Mortgagee may be necessary or desirable for the purpose of more effectually mortgaging charging and registering the Mortgaged Property or perfecting the security created hereby

18.  NOTICES

18.1.Every notice, demand or other communication shall be in writing and shall be given:-

     19.1.1 in the case of the Mortgagor to:

                  194 Pontefract Road
                  Cudworth
                  Barnsley
                  S72 8AE
                  Facsimile:        01226 379581
                  Reference:        Mr G Goodyear

     19.1.2 in the case of the Mortgagee to:

                  3340 Peachtree Road
                  Suite 1225
                  Atlanta
                  Georgia
                  30326
                  Facsimile:
                  Reference:        Mr G Couture

or to such other address in England or telex or facsimile number as either the Mortgagee or the Mortgagor may from time to time notify to the other 18.2. Every notice, demand or other communication shall be deemed to have been received:

     19.2.1 in the case of a letter when delivered personally or two days after its posting by first class post

     19.2.2 in the case of a telex of facsimile when despatched

19.  LAW

The provisions of this agreement shall be governed by and construed in accordance with English law, and all disputes arising in connection with it shall be determined by the High Court of Justice in England to whose jurisdiction the Mortgagor hereby irrevocably submits.

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


IN WITNESS whereof the Mortgagor has caused this Deed to be executed and delivered as a Deed the day and year first before written

Executed as a Deed by
Danepath Limited
in the presence of



..........................................
Director



..........................................
Director/Secretary



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